New Therapeutic Modality Supported by Positive Interim Clinical Data EDP1815 Advancing into Phase 2 November 5, 2019

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Positive Interim Clinical Data Support Evelo’s Platform Opportunity • EDP1815 could address significant unmet need for mild to moderate psoriasis patients • EDP1815 continued to be well tolerated • Mean reduction in LSS at 28 days at high dose was consistent with low dose • High dose showed continued mean reductions in both LSS and PASI at day 42 • Advancing into Phase 2 in early 2020 3

Chronic Inflammation is a Central Driver of Society’s Most Burdensome Diseases Neurological diseases; 7M US DALYs, 111M WW “The contribution of inflammation in the pathogenesis of Alzheimer’s Disease has been appreciated only recently” Nat Rev Neuro, 2015 Chronic respiratory diseases; 6M US DALYs, 112M WW “Asthma is a chronic inflammatory disease” J Amer Osteopathic Assc, 2011 Cardiovascular disease; 16M US DALYs, 366M WW “Chronic inflammation is a major contributor to heart disease” Johns Hopkins Medicine Autoimmune diseases; 2M US DALYs, 18M WW “Higher levels of systemic inflammation are associated with [cardiovascular decline in rheumatoid arthritis patients]” Ann Rheum Dis., 2015 Diabetes; 4M US DALYs, 68M WW Injuries; 10M US DALYs, 252M WW “Inflammation is increasingly considered to be an “While inflammation is vital in clearing established mediator [of diabetes]” J Clin Invest., 2017 infection and debris, it can lead to tissue damage if prolonged, [causing chronic wounds]” Int J Mol Sci, 2016 SOURCE: Scientific literature, Global Disease Burden 2017 4

Significant Number of Patients with Psoriasis Go Untreated Proportion of Patients Receiving No Treatment1 60 49.2 50 42.3 40 36.6 35.5 29.7 30 24.7 23.6 18.6 20 Respondents, % Respondents, 9.4 10 0 Mild Moderate Severe 2003-2005 2006-2009 2011 The primary reasons physicians do not initiate or maintain treatments are due to concerns about long-term safety or tolerability and efficacy of currently available therapies. 1Armstrong AW, Robertson AD, Wu J, Schupp C, Lebwohl MG. Undertreatment, Treatment Trends, and Treatment Dissatisfaction Among Patients With Psoriasis and Psoriatic Arthritis in the United States: Findings From the National Psoriasis Foundation Surveys, 2003-2011. JAMA Dermatol. 2013;149(10):1180–1185. doi:10.1001/jamadermatol.2013.5264 5

Majority of Moderate Patients are Dissatisfied with Treatment Options

Treatment dissatisfaction by disease severity


60%
50%
40%
30%
20%
10%
0%
% dissatisfied
Mild (<3% BSA)
Moderate (3-10% BSA)
Severe (>10% BSA)

In annual surveys conducted from 2003-2011 by the National Psoriasis Foundation, ~5,000 patients were asked…

"How satisfied have you been with the treatment you have received for your psoriasis?"[1]

52% of moderate patients were dissatisfied

[1]Armstrong AW, Robertson AD, Wu J, Schupp C, Lebwohl MG. Undertreatment, Treatment Trends, and Treatment Dissatisfaction Among Patients With Psoriasis and Psoriatic Arthritis in the United States: Findings From the National Psoriasis Foundation Surveys, 2003-2011. JAMA Dermatol. 2013;149(10):1180–1185. doi:10.1001/jamadermatol.2013.5264

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EDP1815 High Dose Psoriasis Cohort • 18 individuals with mild to moderate psoriasis • Randomized 2:1 (active:placebo) with 2.76g dose (enteric capsule formulation), daily oral administration • 28-day dosing period with follow up at day 42 • Primary endpoint of safety and tolerability 7

Secondary and Exploratory Endpoints Reported • LSS • PASI • Cellular biomarkers from skin biopsies • Blood immune cell biomarkers of cytokine production 8

Lesion Severity Score and PASI Lesion Severity Score PASI 12-point severity score for a single lesion Severity score weighted for all lesions More sensitive in mild disease and Most appropriate for moderate to severe disease and short treatment periods longer treatment periods • 4 points – redness • Lesion Severity Score averaged across body region • 4 points – thickness • Weighted by affected surface area in region • 4 points – scaling • Weighted by proportion of region to total body area 9

Mean LSS Reduction of 15% at Day 28; 24% at Day 42 p= 0.173 p= 0.089 10% 0% −10% −20% Mean percentage +/ − SE change in LSS Group Placebo low dose + high dose (n=10) EDP1815 high dose (n=12) −30% 1 8 15 22 28 42 Day Dosing Period 10

LSS Reduction Consistent Between High and Low Dose Over 28 Days; High Dose Better at Day 42 p= 0.173 p= 0.089 p= 0.101 p= 0.892 10% 0% • Continued reduction in LSS to day 42 at high dose may be indicative of potential −10% sustained effect and dose response −20% Mean percentage +/ − SE change in LSS Group Placebo low dose + high dose (n=10) EDP1815 high dose (n=12) −30% EDP1815 low dose (n=8) 1 8 15 22 28 42 Day Dosing Period 11

Reduction in LSS of up to 80% at Day 42 at High Dose



Percentage change in LSS from baseline
20%
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0%
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−80%
Group
Placebo low dose + high dose (n=10)
EDP1815 high dose (n=12)
3−6 4−3 4−6 4−8 3−10 4−9 4−14 3−3 4−15 4−1 4−7 4−5 3−1 4−11 4−4 4−2 4−10 4−17 4−16 4−18 4−13 4−12
ID

5	6	9	9	9	9	4	9	9	9	9	7	6	9	8	4	7	8	8	9	9	10	⬅ Baseline LSS

Group	Baseline LSS median (IQR)
Placebo low dose + high dose (n=10)	9 (6.25-11.75)
EDP1815 high dose (n=12)	8.5 (7.25-9.75)

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High Dose Mean PASI Reduction Consistent with LSS and Continued to Improve After End of Dosing 10% 0% • PASI reduction at high dose • 16% at day 28 versus −10% placebo of 1% • 21% at day 42 versus −20% placebo of 3% SE change in PASI SCORE Mean percentage +/ − SE change in PASI Group Placebo low dose + high dose (n=10) EDP1815 high dose (n=12) −30% 1 8 15 22 28 42 Day 13 Dosing Period

Reduction in PASI of up to 61% at Day 42 at High Dose


Percentage change in PASI SCORE from baseline
120%
110%
100%
90%
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0%
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Group
Placebo low dose + high dose (n=10)
EDP1815 high dose (n=12)
4–3 4–8 4–16 3–3 4–9 4–14 4–18 3–10 4–6 3–1 4–10 4–15 4–11 4–7 4–5 4–1 4–12 4–2 4–13 4–4 3–6 4–17
ID
3.0 5.0 6.7 4.2 5.4 1.6 4.4 10.6 18.6 1.2 4.8 5.9 8.8 7.9 5.4 9.5 10.0 2.8 1.8 10.5 4.5 7.8
Baseline PASI score

Group	Baseline PASI score median (IQR)
Placebo low dose + high dose (n=10)	4.95 (1.12-8.78)
EDP1815 high dose (n=12)	6.05 (2.05-10.05)

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Interim Clinical Data Summary • Potential for EDP1815 to address significant needs of mild to moderate psoriasis patients • Encouraging early clinical activity • Mean LSS Reduction of 24% at Day 42 at high dose • Mean PASI Reduction of 21% at Day 42 at high dose 15

Planning for EDP1815 Phase 2 and Additional Indications

Placebo-controlled dose and formulation optimization study in mild to moderate psoriasis planned for early 2020 initiation

- Primary endpoint: change in PASI score at 16 weeks
- Interim analysis for Part A expected in late 2020

Part A	Part B
Goal: Formulation selection	Goal: Dose selection
n~180, 3 arms, original formulation vs. new formulation vs. placebo	n~250, 4 arms, 3 different doses of optimal formulation vs. placebo

Opportunity to evaluation EDP1815 in additional indications following Part A interim analysis

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Evelo Platform Opportunity 17

Summary 18

Evelo Strategy: Develop New Medicines for Millions of People Injectable First-line biologics/ therapy Mid-line specialty therapy drugs High unmet need Create new market as mid-line therapy and defer use of injectable biologics / specialty drugs Expand to front line treatment to become foundational therapy Neuro-inflammation/ Inflammation Oncology Metabolism and CV Autoimmune Neuro-psychiatric Vaccines Degeneration 19

EDP1815 Phase 2a 16-week Interim Data Expected in Late 2020 Candidate 2020 Phase 1b Phase 2a 16-week interim Atopic Dermatitis Psoriasis EDP1815 New formulation Enteric capsule and new formulation 2Q 2020 Late 2020 Phase 1b Atopic Dermatitis EDP1066 New formulation 1Q 2020 Phase 1/2 MSS Colorectal Carcinoma EDP1503 PD-1 Relapsed 1H 2020 20

Today’s Highlights and Next Steps • Positive interim clinical data supports validation of Evelo’s platform opportunity and vision • Oral biologics acting on cells in the small intestine have the potential to modulate systemic immunology • Potential to develop effective, safe, convenient, and affordable medicines for major chronic disease • EDP1815 - Consistent clinical responses signal potential in psoriasis • Advancing into Phase 2 in psoriasis in early 2020 • Expect to evaluate additional indications after interim 16-week Phase 2 data 21

New Therapeutic Modality Supported by Positive Interim Clinical Data EDP1815 Advancing into Phase 2

Q&A